                                                                       Exhibit E

                             JOINT FILING STATEMENT

      The undersigned hereby agree as follows:

      (i) Each of them is individually eligible to use the Schedule 13D Amendment to which this Exhibit is attached, and such Schedule 13D Amendment is filed on behalf of each of them; and

      (ii) Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: July 13, 2005

                              GREAT POINT PARTNERS LLC

                              Signature:      /s/ Dr. Jeffrey R. Jay, M.D.
                                           ----------------------------------
                                           By Dr. Jeffrey R. Jay, M.D.,
                                             as senior managing member

                              BIOMEDICAL VALUE FUND L.P.

                              Signature:      /s/ Dr. Jeffrey R. Jay, M.D.
                                           ----------------------------------
                                           By Great Point Partners, LLC,
                                             as investment manager,
                                           By Dr. Jeffrey R. Jay, M.D.,
                                             as senior managing member

                              BIOMEDICAL OFFSHORE VALUE FUND, LTD.

                              Signature:      /s/ Dr. Jeffrey R. Jay, M.D.
                                           ----------------------------------
                                           By Great Point Partners, LLC,
                                             as investment manager,
                                           By Dr. Jeffrey R. Jay, M.D.,
                                             as senior managing member

                              DR. JEFFREY R. JAY, M.D.

                              Signature:      /s/ Dr. Jeffrey R. Jay, M.D.
                                           ----------------------------------